UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)  April 8, 2009

Western Goldfields Inc.

(Exact Name of Registrant as Specified in Its Charter)

Ontario

(State or Other Jurisdiction of Incorporation)

000-52757	98-0544546
(Commission File Number)	(IRS Employer Identification No.)

Royal Bank Plaza, South Tower, 200 Bay Street, Suite 3120, P.O. Box 167, Toronto, Ontario, Canada	M4W 3E2

(Address of Principal Executive Offices)	(Zip Code)

(416) 324 6000

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.                      Other Events.

On April 14, 2009, Western Goldfields Inc. (the “Company”) sent to its shareholders its Annual Report attached hereto as Exhibit 99.1, its Notice of Annual and Special Meeting attached hereto as Exhibit 99.2, Form of Proxy for holders of the Company’s common shares attached hereto as Exhibit 99.3, Letter of Transmittal for holders of the Company’s common shares in connection with the proposed transaction involving New Gold Inc. attached hereto as Exhibit 99.4, and Management Information Circular attached hereto as Exhibit 99.5, which Annual Report, Notice of Annual and Special Meeting, Form of Proxy, Letter of Transmittal and Management Information Circular are incorporated by reference herein.

On April 8, 2009, the Company and New Gold Inc. entered into the letter agreement attached hereto as Exhibit 99.6, which letter agreement is incorporated by reference herein.

Item 9.01.                      Financial Statements and Exhibits.

(d)           Exhibits.

99.1           Annual Report of the Company dated March 2009.
99.2           Notice of Annual and Special Meeting dated April 8, 2009.
99.3           Form of Proxy.
99.4           Letter of Transmittal.
99.5           Management Information Circular dated April 8, 2009.
99.6           Letter Agreement between the Company and New Gold dated April 8, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 15, 2009	Western Goldfields Inc.

	By:	/s/Raymond Threlkeld
	Name:	Raymond Threlkeld
	Title:	President and Chief Executive Officer